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                                                                    EXHIBIT 4.1

                                 VALENTIS, INC.

                          COMMON STOCK   COMMON STOCK

                                      VLTS

                     THIS CERTIFICATE IS TRANSFERABLE IN
                          BOSTON, MA OR NEW YORK, NY

                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

     SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO THE RIGHTS,
                PREFERENCES, PRIVILEGES AND RESTRICTIONS ON SHARES

                                 CUSIP 91913E 10 4

                THIS CERTIFIES THAT _____________ IS THE RECORD HOLDER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER
                                            SHARE, OF

                                   VALENTIS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:



  ---------------------------------       ---------------------------------
             SECRETARY                    CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                                       AND PRESIDENT

COUNTERSIGNED AND REGISTERED:


  ---------------------------------
         BankBoston, N.A.
    TRANSFER AGENT AND REGISTRAR




BY
  ---------------------------------
        AUTHORIZED SIGNATURE

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                                 VALENTIS, INC.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     as tenants in common
TEN ENT     as tenants by the entireties
JT TEN      as joint tenants with right of
            survivorship and not as tenants
            in common
COM PROP    as community property


UNIF GIFT MIN ACT      .........................
                              Custodian
                                (Cust)

                       .........................
                                (Minor)
                    under Uniform Gifts to Minors Act

               ..............................................
                                   (State)

UNIF TRF MIN ACT               .................

                     Custodian (until age ................)
                                    (Cust)

                          ............................
                                   (Minor)

                   under Uniform Transfers to Minors Act

               ..............................................
                                   (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
 ------------------------------
X
 ------------------------------

NOTICE:


THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

--------------------------------------
Signature(s) Guaranteed


By
  ------------------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.